UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-06490

BNY Mellon Investment Funds V, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Deirdre Cunnane, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	12/31
Date of reporting period:	12/31/2021

The following N-CSR relates only to the Registrant's series listed below and does not relate to any series of the Registrant with a different fiscal year end and, therefore, different N-CSR reporting requirements. A separate N-CSR will be filed for any series with a different fiscal year end, as appropriate.

BNY Mellon Large Cap Equity Fund

FORM N-CSR

Item 1. Reports to Stockholders.

BNY Mellon Large Cap Equity Fund

ANNUAL REPORT December 31, 2021

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from January 1, 2021 through December 31, 2021, as provided by Don Sauber and Thomas Lee, Primary Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended December 31, 2021, BNY Mellon Large Cap Equity Fund’s (the “fund”) Class A shares achieved a total return of 27.39%, Class C shares returned 26.38%, Class I shares returned 27.76% and Class Y shares returned 27.73%.1 In comparison, the S&P 500® Index (the “Index”), the fund’s benchmark, provided a total return of 28.70% for the same period.2

U.S. equities rose during the reporting period, supported by government stimulus programs, accommodative central bank policies, strong corporate earnings and improving investor sentiment as vaccines for the COVID-19 pandemic rolled out. The fund underperformed the Index, largely due to disappointing stock selections in the consumer discretionary and information technology sectors.

The Fund’s Investment Approach

The fund seeks to provide long-term capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of large-capitalization companies. The fund considers large-cap companies to be those companies with market capitalizations of $5 billion or more at the time of purchase. The fund may invest up to 20% of its assets in equity securities of companies with market capitalizations of less than $5 billion at the time of purchase (however, such companies generally will have market capitalizations of at least $100 million at the time of purchase). The fund invests primarily in equity securities of U.S. issuers but may invest without limitation in equity securities of foreign issuers, including those in emerging-market countries.

The fund invests primarily in large, established companies that the portfolio managers believe have proven track records and the potential for superior relative earnings growth. The investment process begins with a top-down assessment of broad economic, political and social trends, and their implications for different market and industry sectors. Next, using a bottom-up approach, fundamental research is used to identify companies that the portfolio managers believe offer one or more of the following characteristics: earnings power unrecognized by the market; sustainable revenue and cash flow growth; positive operational and/or financial catalysts; attractive relative value versus history and peers; and strong or improving financial condition.

Equities Advance Despite Pandemic-Related Challenges

After a sharp recovery from COVID-19-related losses in 2020, U.S. equities made further headway in 2021. Although fresh lockdowns were enforced in some locations, the accelerating rollout of COVID-19 vaccination programs bolstered investors’ risk appetite. By contrast, the impact of monetary accommodation, which provided critical support for financial asset prices, proved more complex. With reflation underway and an elevated pace of growth expected in the second half of the year, investors began to anticipate a dialing back of the exceptional levels of monetary stimulus provided earlier in the pandemic. This contributed to a sharp rise in government bond yields early in 2021, with the long end of the

U.S. Treasury market experiencing its worst quarter since 1980. The nature of fiscal stimulus also continued to evolve as President Biden formally announced his long-awaited $2 trillion infrastructure program.

U.S. equities continued to advance during the second half of the period, albeit at a slower pace, drawing strength from an impressive slate of U.S. economic data, robust corporate earnings and further evidence that vaccination programs could be paving the way for a full reopening of economies. However, headwinds emerged as the widening scope of regulatory intervention within China unnerved investors, as did debt-related problems in the Chinese real estate industry that threatened a broader crisis in the property and financial sectors. Globally, higher energy prices, goods shortages and wage-inflation numbers led to the suggestion that monetary stimulus could be ‘tapered’ and interest rates moved higher. Nevertheless, U.S. equities continued on an upward trajectory, taking the prospect of monetary-policy tightening and the lack of legislative progress for President Biden’s ‘Build Back Better’ bill in their stride, until the new COVID-19 Omicron variant was detected in the United States in December. Omicron’s highly transmissible profile initially provoked draconian responses from several governments, which, in turn, undermined risk appetite. Risk assets also reacted negatively to incrementally more hawkish rhetoric regarding the tapering of the Fed’s asset-purchase program that emerged from the Fed’s December meeting. However, after a brief downturn, large-cap equities recovered into the end of the year, implying that such concerns had already been well discounted.

Stock Selections in Several Sectors Detract from Relative Returns

The portfolio’s performance relative to the Index suffered due to disappointing stock selections in the consumer discretionary, information technology and real estate sectors. In the consumer discretionary space, shares in General Motors, the most significant single detractor from the portfolio’s relative returns, rose during the period but lagged the Index due to the company’s supply-chain problems, which hobbled production and led to worse-than-expected earnings and revenues. Likewise, shares of online retailer Amazon.com trailed the Index as investor sentiment shifted away from online beneficiaries of pandemic-related, stay-at-home trends. Shares in travel services provider Booking Holdings and casino and resort owner Las Vegas Sands were hurt by pandemic-related travel restrictions. In the information technology sector, shares in online payment-related companies Block and PayPal Holdings fell victim to the companies’ disappointing earnings growth related to slowing e-commerce trends. The portfolio’s performance was further undermined in information technology by underweight exposure to consumer electronics maker Apple. In real estate, shares in data center, real estate investment trust (REIT) Equinix underperformed the Index after relatively strong growth in the prior year. Portfolio returns also suffered from lack of exposure to some of the real estate sector’s fastest rising stocks. One other notable detractor, legacy payments company Visa, took a hit to earnings and revenue from the lingering, pandemic-related slowdown in international travel and reduced volumes of cross-border payments.

On the other hand, stock selection in the health care, communication services and industrials sectors had a positive impact on the portfolio’s relative returns. In health care, performance benefited from investments in biotechnology developer Horizon Therapeutics and traditional pharmaceutical firm Johnson & Johnson. Horizon shares rose on U.S. approval of Tepezza, the first approved treatment for Thyroid Eye Disease, a rare but potentially devastating autoimmune disorder. Johnson & Johnson shares benefited from the company’s

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

announcement of plans to spin off its consumer segment, possibly unlocking shareholder value. Returns in communication services were bolstered by the portfolio’s lack of exposure to lagging AT&T and Verizon, and holdings of performance promoter and manager Live Nation Entertainment, which saw shares rise on economic reopening and a return of fans to performance venues. Top industrials holdings included power management equipment maker Eaton and agricultural equipment company Deere & Company. Eaton shares rose on secular tailwinds favoring the company’s energy-efficient solutions for power generation. Deere benefited from rising agricultural commodity prices and strong demand.

Positioned for Mid-Cycle Growth

With the economy continuing to recover from the effects of COVID-19, despite the pandemic’s lingering impact, we expect to see further economic growth ahead, albeit at a somewhat slower pace than in 2021. At the same time, equity markets are likely to face headwinds in the coming months, making the exceptionally strong returns of the current reporting period less likely to be repeated in the near future. Increasing inflationary pressures, driven by strong demand and supply-chain disruptions, have increased the possibility that the Fed may soon taper its asset-buying program and eventually begin to raise interest rates, removing some support for equity markets and signaling a phase of slower economic growth. While inflationary pressures may moderate somewhat as the supply chain untangles, tight labor market conditions currently show no signs of easing.

Given these conditions, we have positioned the portfolio to benefit from mid-cycle economic growth, with overweight exposure to the information technology, health care, financials, energy and materials sectors. Conversely, the portfolio holds underweight exposure to bond proxy and defensive areas, including consumer staples, utilities, consumer discretionary and areas of real estate where we find valuations unattractive.

January 18, 2022

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on the redemption of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through April 30, 2022, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, returns would have been lower.

2  Source: Lipper Inc. — The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund's exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

The fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards. These risks are enhanced in emerging-market countries.

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Class A shares, Class C shares and Class I shares of BNY Mellon Large Cap Equity Fund with a hypothetical investment of $10,000 in the S&P 500® Index (the “Index”).

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in each of the Class A shares, Class C shares and Class I shares of BNY Mellon Large Cap Equity Fund on 12/31/11 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Index is widely regarded as the best single gauge of large-cap U.S. equities. The Index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

FUND PERFORMANCE (Unaudited) (continued)

Comparison of change in value of a $1,000,000 investment in Class Y shares of BNY Mellon Large Cap Equity Fund with a hypothetical investment of $1,000,000 in the S&P 500® Index (the “Index”).

† Source: Lipper Inc.

†† The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 10/1/15 (the inception date for Class Y shares).

Past performance is not predictive of future performance.

The above graph compares a hypothetical $1,000,000 investment made in Class Y shares of BNY Mellon Large Cap Equity Fund on 12/31/11 to a hypothetical investment of $1,000,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses of the fund’s Class Y shares. The Index is widely regarded as the best single gauge of large-cap U.S. equities. The Index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 12/31/2021
	Inception Date	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	8/10/92	20.08%	17.59%	15.91%
without sales charge	8/10/92	27.39%	18.99%	16.60%
Class C shares
with applicable redemption charge †	9/13/08	25.38%	18.05%	15.69%
without redemption	9/13/08	26.38%	18.05%	15.69%
Class I shares	8/10/92	27.76%	19.34%	16.98%
Class Y shares	10/01/15	27.73%	19.38%	17.00%††
S&P 500® Index		28.70%	18.47%	16.54%

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 10/1/15 (the inception date for Class Y shares).

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graphs and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Large Cap Equity Fund from July 1, 2021 to December 31, 2021. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended December 31, 2021

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.49	$9.74	$4.00	$3.89
Ending value (after expenses)	$1,115.40	$1,111.10	$1,116.90	$1,116.60

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended December 31, 2021

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.24	$9.30	$3.82	$3.72
Ending value (after expenses)	$1,020.01	$1,015.98	$1,021.42	$1,021.53
†

Expenses are equal to the fund’s annualized expense ratio of 1.03% for Class A, 1.83% for Class C, .75% for Class I and .73% for Class Y, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
December 31, 2021

Description	Shares		Value ($)
Common Stocks - 99.8%
Automobiles & Components - 2.2%
General Motors	186,597	[a]	10,940,182
Tesla	9,063	[a]	9,577,597
			20,517,779
Banks - 3.5%
Bank of America	182,024		8,098,248
JPMorgan Chase & Co.	95,735		15,159,637
Truist Financial	153,562		8,991,055
			32,248,940
Capital Goods - 7.1%
Deere & Co.	29,013		9,948,268
Eaton	62,109		10,733,677
Honeywell International	51,437		10,725,129
Illinois Tool Works	45,610		11,256,548
Raytheon Technologies	150,044		12,912,787
Trane Technologies	50,590		10,220,698
			65,797,107
Consumer Durables & Apparel - 1.9%
NIKE, Cl. B	53,493		8,915,678
PulteGroup	144,814		8,277,568
			17,193,246
Consumer Services - 2.3%
Marriott International, Cl. A	72,987	[a]	12,060,372
Royal Caribbean Cruises	123,339	[a]	9,484,769
			21,545,141
Diversified Financials - 6.1%
Ameriprise Financial	36,419		10,986,156
CME Group	50,640		11,569,214
S&P Global	28,625		13,508,996
Synchrony Financial	244,983		11,364,761
Voya Financial	127,545		8,457,509
			55,886,636
Energy - 3.3%
Chevron	96,685		11,345,985
Pioneer Natural Resources	75,567		13,744,126
Valero Energy	73,398		5,512,924
			30,603,035
Food & Staples Retailing - 1.5%
Costco Wholesale	24,151		13,710,523
Food, Beverage & Tobacco - .6%
The Coca-Cola Company	88,544		5,242,690

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.8% (continued)
Health Care Equipment & Services - 7.7%
Abbott Laboratories	111,308		15,665,488
Boston Scientific	203,671	[a]	8,651,944
Centene	106,033	[a]	8,737,119
CVS Health	102,266		10,549,761
Medtronic	33,506		3,466,196
UnitedHealth Group	47,394		23,798,423
			70,868,931
Household & Personal Products - 1.1%
The Estee Lauder Companies, Cl. A	26,473		9,800,305
Insurance - 1.3%
American International Group	208,408		11,850,079
Materials - 2.7%
Air Products & Chemicals	41,834		12,728,413
Celanese	72,228		12,138,638
			24,867,051
Media & Entertainment - 9.8%
Alphabet, Cl. A	16,296	[a]	47,210,164
Charter Communications, Cl. A	10,921	[a]	7,120,164
Live Nation Entertainment	102,958	[a]	12,323,043
Meta Platforms, Cl. A	35,098	[a]	11,805,212
Netflix	20,106	[a]	12,112,659
			90,571,242
Pharmaceuticals Biotechnology & Life Sciences - 6.9%
AbbVie	123,009		16,655,419
Danaher	39,402		12,963,652
Eli Lilly & Co.	31,606		8,730,209
Horizon Therapeutics	56,326	[a]	6,069,690
Pfizer	158,406		9,353,874
Thermo Fisher Scientific	14,813		9,883,826
			63,656,670
Real Estate - 2.1%
American Tower	18,256	[b]	5,339,880
Equinix	5,110	[b]	4,322,242
Simon Property Group	63,563	[b]	10,155,461
			19,817,583
Retailing - 5.5%
Amazon.com	12,654	[a]	42,192,738
The Home Depot	20,443		8,484,049
			50,676,787
Semiconductors & Semiconductor Equipment - 8.5%
Advanced Micro Devices	99,401	[a]	14,303,804
KLA	32,399		13,935,134
Micron Technology	195,075		18,171,236

Description	Shares		Value ($)
Common Stocks - 99.8% (continued)
Semiconductors & Semiconductor Equipment - 8.5% (continued)
NVIDIA	80,319		23,622,621
Skyworks Solutions	27,846		4,320,029
Texas Instruments	18,907		3,563,402
			77,916,226
Software & Services - 18.7%
Accenture, Cl. A	30,006		12,438,987
Adobe	18,823	[a]	10,673,770
Atlassian, Cl. A	35,488	[a]	13,531,220
Block	40,072	[a]	6,472,029
CrowdStrike Holdings, CI. A	40,238	[a]	8,238,731
Datadog, Cl. A	28,884	[a]	5,144,529
Intuit	12,539		8,065,336
Mastercard, Cl. A	48,449		17,408,695
Microsoft	183,597		61,747,343
PayPal Holdings	67,108	[a]	12,655,227
The Trade Desk, Cl. A	171,097	[a]	15,679,329
			172,055,196
Technology Hardware & Equipment - 3.9%
Apple	201,255		35,736,850
Telecommunication Services - .4%
T-Mobile US	30,281	[a]	3,511,990
Transportation - 1.3%
CSX	322,707		12,133,783
Utilities - 1.4%
Exelon	126,199		7,289,254
NextEra Energy	64,362		6,008,836
			13,298,090
Total Common Stocks (cost $479,282,352)			919,505,880

STATEMENT OF INVESTMENTS (continued)

Description	1-Day Yield (%)	Shares		Value ($)
Investment Companies - .2%
Registered Investment Companies - .2%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $1,603,914)	0.07	1,603,914	[c]	1,603,914
Total Investments (cost $480,886,266)		100.0%		921,109,794
Cash and Receivables (Net)		.0%		411,044
Net Assets		100.0%		921,520,838

a Non-income producing security.

b Investment in real estate investment trust within the United States.

c Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Information Technology	31.0
Health Care	14.6
Consumer Discretionary	11.9
Financials	10.9
Communication Services	10.2
Industrials	8.5
Energy	3.3
Consumer Staples	3.1
Materials	2.7
Real Estate	2.2
Utilities	1.4
Investment Companies	.2
100.0

† Based on net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Description	Value ($) 12/31/2020	Purchases ($)†	Sales ($)	Value ($) 12/31/2021	Dividends/ Distributions ($)
Registered Investment Companies - .2%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - .2%	1,051,796	65,283,075	(64,730,957)	1,603,914	1,088
Investment of Cash Collateral for Securities Loaned - .0%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares - .0%	-	9,310,639	(9,310,639)	-	3,904	††
Total - .2%	1,051,796	74,593,714	(74,041,596)	1,603,914	4,992

† Includes reinvested dividends/distributions.

†† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2021

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments
Unaffiliated issuers	479,282,352	919,505,880
Affiliated issuers	1,603,914	1,603,914
Receivable for shares of Common Stock subscribed		729,819
Dividends receivable		461,725
Prepaid expenses		35,943
		922,337,281
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		574,966
Payable for shares of Common Stock redeemed		171,626
Directors’ fees and expenses payable		3,435
Interest payable—Note 2		62
Other accrued expenses		66,354
		816,443
Net Assets ($)		921,520,838
Composition of Net Assets ($):
Paid-in capital		437,158,761
Total distributable earnings (loss)		484,362,077
Net Assets ($)		921,520,838

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	28,371,731	1,235,978	105,705,495	786,207,634
Shares Outstanding	1,052,539	46,004	3,621,447	26,995,579
Net Asset Value Per Share ($)	26.96	26.87	29.19	29.12

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended December 31, 2021

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	11,197,134
Affiliated issuers	1,088
Income from securities lending—Note 1(b)	3,904
Total Income	11,202,126
Expenses:
Management fee—Note 3(a)	6,307,590
Shareholder servicing costs—Note 3(c)	108,499
Professional fees	99,951
Registration fees	69,301
Directors’ fees and expenses—Note 3(d)	51,180
Custodian fees—Note 3(c)	22,287
Loan commitment fees—Note 2	20,741
Prospectus and shareholders’ reports	15,157
Chief Compliance Officer fees—Note 3(c)	14,276
Distribution fees—Note 3(b)	10,511
Interest expense—Note 2	3,604
Miscellaneous	28,791
Total Expenses	6,751,888
Investment Income—Net	4,450,238
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	162,485,665
Net change in unrealized appreciation (depreciation) on investments	51,596,301
Net Realized and Unrealized Gain (Loss) on Investments	214,081,966
Net Increase in Net Assets Resulting from Operations	218,532,204

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2021	2020
Operations ($):
Investment income—net	4,450,238	5,886,153
Net realized gain (loss) on investments	162,485,665	15,175,806
Net change in unrealized appreciation (depreciation) on investments	51,596,301	142,088,456
Net Increase (Decrease) in Net Assets Resulting from Operations	218,532,204	163,150,415
Distributions ($):
Distributions to shareholders:
Class A	(3,575,185)	(561,393)
Class C	(156,535)	(26,844)
Class I	(12,950,052)	(2,647,239)
Class Y	(99,940,104)	(25,953,889)
Total Distributions	(116,621,876)	(29,189,365)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	3,214,046	1,623,273
Class C	73,278	65,626
Class I	19,106,258	21,944,611
Class Y	71,689,821	126,085,067
Net assets received in connection with reorganization—Note 1	-	67,370,714
Distributions reinvested:
Class A	3,201,311	500,686
Class C	156,395	24,598
Class I	11,878,361	2,373,268
Class Y	46,358,433	10,682,615
Cost of shares redeemed:
Class A	(4,371,132)	(3,846,226)
Class C	(593,316)	(659,224)
Class I	(25,455,162)	(32,169,141)
Class Y	(156,430,827)	(127,721,193)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(31,172,534)	66,274,674
Total Increase (Decrease) in Net Assets	70,737,794	200,235,724
Net Assets ($):
Beginning of Period	850,783,044	650,547,320
End of Period	921,520,838	850,783,044

	Year Ended December 31,
	2021	2020
Capital Share Transactions (Shares):
Class Aa
Shares sold	120,106	77,718
Shares issued in connection with reorganization—Note 1	-	820,531
Shares issued for distributions reinvested	123,267	22,282
Shares redeemed	(164,859)	(178,080)
Net Increase (Decrease) in Shares Outstanding	78,514	742,451
Class Ca
Shares sold	2,631	3,107
Shares issued in connection with reorganization—Note 1	-	72,578
Shares issued for distributions reinvested	6,041	1,072
Shares redeemed	(21,501)	(29,911)
Net Increase (Decrease) in Shares Outstanding	(12,829)	46,846
Class Ib
Shares sold	671,231	959,531
Shares issued in connection with reorganization—Note 1	-	1,201,907
Shares issued for distributions reinvested	422,671	106,025
Shares redeemed	(883,859)	(1,477,554)
Net Increase (Decrease) in Shares Outstanding	210,043	789,909
Class Yb
Shares sold	2,514,423	6,010,702
Shares issued in connection with reorganization—Note 1	-	929,915
Shares issued for distributions reinvested	1,653,265	507,868
Shares redeemed	(5,498,378)	(5,920,598)
Net Increase (Decrease) in Shares Outstanding	(1,330,690)	1,527,887

[a]

During the period ended December 31, 2021, 579 Class C shares representing $16,055 were automatically converted to 579 Class A shares and during the period ended December 31, 2020, 52 Class C shares representing $833 were automatically converted to 52 Class A shares.

[b]

During the period ended December 31, 2021, 563,399 Class Y shares representing $15,990,454 were exchanged for 562,405 Class I shares and during the period ended December 31, 2020, 920,180 Class Y shares representing $21,007,547 were exchanged for 918,847 Class I shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

	Year Ended December 31,
Class A Shares	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	24.31	20.60	16.72	20.43	17.06
Investment Operations:
Investment income—net[a]	.06	.10	.12	.08	.10
Net realized and unrealized gain (loss) on investments	6.43	4.51	4.73	(1.20)	4.07
Total from Investment Operations	6.49	4.61	4.85	(1.12)	4.17
Distributions:
Dividends from investment income—net	(.05)	(.14)	(.14)	(.08)	(.10)
Dividends from net realized gain on investments	(3.79)	(.76)	(.83)	(2.51)	(.70)
Total Distributions	(3.84)	(.90)	(.97)	(2.59)	(.80)
Net asset value, end of period	26.96	24.31	20.60	16.72	20.43
Total Return (%)[b]	27.39	23.38	29.30	(5.78)	24.55
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.03	1.07	1.09	1.08	1.10
Ratio of net expenses to average net assets	1.03	1.07	1.09	1.08	1.09
Ratio of net investment income to average net assets	.21	.50	.64	.39	.52
Portfolio Turnover Rate	35.32	30.72	50.52	56.74	39.19
Net Assets, end of period ($ x 1,000)	28,372	23,680	4,769	3,866	4,220

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

	Year Ended December 31,
Class C Shares	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	24.39	20.73	16.85	20.66	17.28
Investment Operations:
Investment (loss)—net[a]	(.16)	(.07)	(.03)	(.09)	(.04)
Net realized and unrealized gain (loss) on investments	6.43	4.51	4.74	(1.21)	4.12
Total from Investment Operations	6.27	4.44	4.71	(1.30)	4.08
Distributions:
Dividends from investment income—net	-	(.02)	-	-	-
Dividends from net realized gain on investments	(3.79)	(.76)	(.83)	(2.51)	(.70)
Total Distributions	(3.79)	(.78)	(.83)	(2.51)	(.70)
Net asset value, end of period	26.87	24.39	20.73	16.85	20.66
Total Return (%)[b]	26.38	22.41	28.30	(6.65)	23.71
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.83	1.96	2.11	2.05	1.98
Ratio of net expenses to average net assets	1.83	1.90	1.90	1.90	1.84
Ratio of net investment (loss) to average net assets	(.58)	(.34)	(.18)	(.42)	(.23)
Portfolio Turnover Rate	35.32	30.72	50.52	56.74	39.19
Net Assets, end of period ($ x 1,000)	1,236	1,435	248	212	227

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended December 31,
Class I Shares	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	26.05	21.96	17.78	21.57	17.96
Investment Operations:
Investment income—net[a]	.14	.18	.19	.16	.16
Net realized and unrealized gain (loss) on investments	6.92	4.84	5.03	(1.29)	4.30
Total from Investment Operations	7.06	5.02	5.22	(1.13)	4.46
Distributions:
Dividends from investment income—net	(.13)	(.17)	(.21)	(.15)	(.15)
Dividends from net realized gain on investments	(3.79)	(.76)	(.83)	(2.51)	(.70)
Total Distributions	(3.92)	(.93)	(1.04)	(2.66)	(.85)
Net asset value, end of period	29.19	26.05	21.96	17.78	21.57
Total Return (%)	27.76	23.83	29.66	(5.54)	24.95
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.76	.78	.78	.78	.79
Ratio of net expenses to average net assets	.76	.78	.78	.78	.79
Ratio of net investment income to average net assets	.49	.83	.95	.71	.82
Portfolio Turnover Rate	35.32	30.72	50.52	56.74	39.19
Net Assets, end of period ($ x 1,000)	105,705	88,881	57,581	48,988	49,475

a Based on average shares outstanding.

See notes to financial statements.

	Year Ended December 31,
Class Y Shares	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	26.01	21.94	17.76	21.56	17.95
Investment Operations:
Investment income—net[a]	.15	.19	.20	.16	.17
Net realized and unrealized gain (loss) on investments	6.89	4.82	5.03	(1.29)	4.31
Total from Investment Operations	7.04	5.01	5.23	(1.13)	4.48
Distributions:
Dividends from investment income—net	(.14)	(.18)	(.22)	(.16)	(.17)
Dividends from net realized gain on investments	(3.79)	(.76)	(.83)	(2.51)	(.70)
Total Distributions	(3.93)	(.94)	(1.05)	(2.67)	(.87)
Net asset value, end of period	29.12	26.01	21.94	17.76	21.56
Total Return (%)	27.73	23.83	29.78	(5.55)	25.04
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.74	.75	.75	.74	.76
Ratio of net expenses to average net assets	.74	.75	.75	.74	.76
Ratio of net investment income to average net assets	.51	.86	.98	.73	.85
Portfolio Turnover Rate	35.32	30.72	50.52	56.74	39.19
Net Assets, end of period ($ x 1,000)	786,208	736,787	587,949	497,063	551,954

a Based on average shares outstanding.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Large Cap Equity Fund (the “fund”) is a separate diversified series of BNY Mellon Investment Funds V, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering three series, including the fund. The fund’s investment objective is to seek to provide long-term capital appreciation. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

As of the close of business on July 31, 2020, pursuant to an Agreement and Plan of Reorganization previously approved by the Company’s Board of Directors (the “Board”), all of the assets, subject to the liabilities, of BNY Mellon Large Cap Growth Fund were transferred to the fund in a tax free exchange at cost basis for Common Stock of equal value. The purpose of the transaction was to combine two funds with comparable investment objectives and strategies. Shareholders of BNY Mellon Large Cap Growth Fund’s Class A, Class C, Class I and Class Y shares received Class A, Class C, Class I and Class Y shares of the fund, respectively, in an amount equal to the aggregate net asset value of their investment in BNY Mellon Large Cap Growth Fund’s Class A, Class C, Class I and Class Y shares at the time of the exchange. The net asset value of the fund’s shares on the close of business on July 31, 2020, after the reorganization was $21.23 for Class A, $21.27 for Class C, $22.72 for Class I and $22.69 for Class Y, and a total of 820,531 Class A, 72,578 Class C, 1,201,907 Class I and 929,915 Class Y shares were issued to shareholders of BNY Mellon Large Cap Growth Fund’s Class A, Class C and Class I shares, respectively in the exchange.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 450 million shares of $.001 par value Common Stock. The fund currently has authorized four classes of shares: Class A (100 million shares authorized), Class C (50 million shares authorized), Class I (100 million shares authorized) and Class Y (200 million shares authorized). Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares eight years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in

NOTES TO FINANCIAL STATEMENTS (continued)

active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of December 31, 2021 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	919,505,880	-	-	919,505,880
Investment Companies	1,603,914	-	-	1,603,914

† See Statement of Investments for additional detailed categorizations, if any.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

NOTES TO FINANCIAL STATEMENTS (continued)

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended December 31, 2021, The Bank of New York Mellon earned $532 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(d) Risk: Certain events particular to the industries in which the fund’s investments conduct their operations, as well as general economic, political and public health conditions, may have a significant negative impact on the investee’s operations and profitability. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or other serious public health concern could have, a significant negative impact on economic and market conditions and could trigger a prolonged period of global economic slowdown. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

(e) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2021, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended December 31, 2021, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended December 31, 2021 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2021, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $369,432, undistributed capital gains $47,249,266 and unrealized appreciation $436,743,379.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2021 and December 31, 2020 were as follows: ordinary income $12,012,151 and $5,866,010, and long-term capital gains $104,609,725 and $23,323,355, respectively.

NOTES TO FINANCIAL STATEMENTS (continued)

During the period ended December 31, 2021, as a result of permanent book to tax differences, primarily due to the tax treatment for treating a portion of the proceeds from redemptions as a distribution for tax purposes, the fund decreased total distributable earnings (loss) by $8,057,333 and increased paid-in capital by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2―Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended December 31, 2021 was approximately $303,562 with a related weighted average annualized interest rate of 1.19%.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .70% of the value of the fund’s average daily net assets and is payable monthly. The Adviser has contractually agreed, from January 1, 2021 through April 30, 2022, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the direct expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .90% of the value of the fund’s average daily net assets. On or after April 30, 2022 the Adviser may terminate this expense limitation at any time. During the period ended December 31, 2021, there were no reduction in expense pursuant to undertaking.

During the period ended December 31, 2021, the Distributor retained $1,905 from commissions earned on sales of the fund’s Class A shares and $4 from CDSC fees on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. During the period ended December 31, 2021, Class C shares were charged $10,511 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended December 31, 2021, Class A and Class C shares were charged $64,611 and $3,504, respectively, pursuant to the Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. For financial reporting purposes, the fund includes net earnings credits, if any, as shareholder servicing costs in the Statement of Operations.

The fund has an arrangement with the custodian whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services inclusive of earnings credits, if any, for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended December 31, 2021, the fund was charged $18,482 for transfer agency

NOTES TO FINANCIAL STATEMENTS (continued)

services, inclusive of earnings credit, if any. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended December 31, 2021, the fund was charged $22,287 pursuant to the custody agreement.

During the period ended December 31, 2021, the fund was charged $14,276 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $550,746, Distribution Plan fees of $823, Shareholder Services Plan fees of $6,131, custodian fees of $10,000, Chief Compliance Officer fees of $3,627 and transfer agency fees of $3,639.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4―Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2021, amounted to $315,181,509 and $454,476,936, respectively.

At December 31, 2021, the cost of investments for federal income tax purposes was $484,366,415; accordingly, accumulated net unrealized appreciation on investments was $436,743,379, consisting of all gross unrealized appreciation.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of BNY Mellon Large Cap Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon Large Cap Equity Fund (the “Fund”) (one of the funds constituting BNY Mellon Investment Funds V, Inc.), including the statements of investments and investments in affiliated issuers, as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting BNY Mellon Investment Funds V, Inc.) at December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.

New York, New York
February 22, 2022

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby reports 96.48% of the ordinary dividends paid during the fiscal year ended December 31, 2021 as qualifying for the corporate dividends received deduction. For the fiscal year ended December 31, 2021, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $12,012,151 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2022 of the percentage applicable to the preparation of their 2021 income tax returns. Also, the fund hereby reports $.1289 per share as a long-term capital gain distribution and $.0583 per share as a short-term capital gain distribution paid on March 30, 2021 and the fund also reports $3.3896 per share as a long-term capital gain distribution and $.2087 per share as a short-term capital gain distribution paid on December 17, 2021.

BOARD MEMBERS INFORMATION (Unaudited)

Independent Board Members

Joseph S. DiMartino (78)
Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 96

———————

Peggy C. Davis (78)
Board Member (2012)

Principal Occupation During Past 5 Years:

• Shad Professor of Law, New York University School of Law (1983-Present)

No. of Portfolios for which Board Member Serves: 34

———————

Gina D. France (63)
Board Member (2019)

Principal Occupation During Past 5 Years:

• France Strategic Partners, a strategy and advisory firm serving corporate clients across the United States, Founder, President and Chief Executive Officer (2003-Present)

Other Public Company Board Memberships During Past 5 Years:

• Huntington Bancshares, a bank holding company headquartered in Columbus, Ohio, Director (2016-Present)

• Cedar Fair, L.P., a publicly-traded partnership that owns and operates amusement parks and hotels in the U.S. and Canada, Director (2011-Present)

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2015-Present)

• FirstMerit Corporation, a diversified financial services company, Director (2004-2016)

No. of Portfolios for which Board Member Serves: 24

———————

Joan Gulley (74)
Board Member (2017)

Principal Occupation During Past 5 Years:

• Nantucket Atheneum, public library, Chair (2018-June 2021) and Director (2015-June 2021)

• Orchard Island Club, golf and beach club, Governor (2016-Present)

No. of Portfolios for which Board Member Serves: 42

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Robin A. Melvin (58)
Board Member (2011)

Principal Occupation During Past 5 Years:

• Westover School, a private girls’ boarding school in Middlebury, Connecticut, Trustee (2019-Present)

• Mentor Illinois, a non-profit organization dedicated to increasing the quality of mentoring services in Illinois, Co-Chair (2014–2020); Board Member, Mentor Illinois (2013-2020)

• JDRF, a non-profit juvenile diabetes research foundation, Board Member (June 2021-Present)

Other Public Company Board Memberships During Past 5 Years:

• HPS Corporate Lending Fund, a closed-end management investment company regulated as a business development company, Trustee (August 2021-Present)

No. of Portfolios for which Board Member Serves: 74

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10286. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

David P. Feldman, Emeritus Board Member
Ehud Houminer, Emeritus Board Member
Lynn Martin, Emeritus Board Member
Dr. Martin Peretz, Emeritus Board Member
Philip L. Toia, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

DAVID DIPETRILLO, President since January 2021.

Vice President and Director of the Adviser since February 2021; Head of North America Product, BNY Mellon Investment Management since January 2018; Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017. He is an officer of 56 investment companies (comprised of 109 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 43 years old and has been an employee of BNY Mellon since 2005.

JAMES WINDELS, Treasurer since November 2001.

Vice President of the Adviser since September 2020; Director–BNY Mellon Fund Administration, and an officer of 57 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 63 years old and has been an employee of the Adviser since April 1985.

PETER M. SULLIVAN, Chief Legal Officer since July 2021 and Vice President and Assistant Secretary since March 2019.

Chief Legal Officer of the Adviser and Associate General Counsel of BNY Mellon since July 2021; Senior Managing Counsel of BNY Mellon from December 2020 to July 2021; Managing Counsel of BNY Mellon from March 2009 to December 2020, and an officer of 57 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of BNY Mellon since April 2004.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; Secretary of the Adviser, and an officer of 57 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since December 1996.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon since December 2021, Counsel of BNY Mellon from August 2018 to December 2021; and Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018. She is an officer of 57 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 31 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Vice President of BNY Mellon ETF Investment Adviser; LLC since February 2020; Senior Managing Counsel of BNY Mellon since September 2021; Managing Counsel of BNY Mellon from December 2017 to September 2021; and Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 57 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 46 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 57 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019; and Senior Regulatory Specialist at BNY Mellon Investment Management Services from April 2015 to August 2018. She is an officer of 57 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 36 years old and has been an employee of the Adviser since June 2019.

OFFICERS OF THE FUND (Unaudited) (continued)

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Chief Compliance Officer since August 2021 and Vice President since February 2020 of BNY Mellon ETF Investment Adviser, LLC; Chief Compliance Officer since August 2021 and Vice President and Assistant Secretary since February 2020 of BNY Mellon ETF Trust; Managing Counsel of BNY Mellon from December 2019 to August 2021; Counsel of BNY Mellon from May 2016 to December 2019; Assistant Secretary of the Adviser from April 2018 to August 2021. She is an officer of 56 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 36 years old and has been an employee of BNY Mellon since May 2016.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager–BNY Mellon Fund Administration, and an officer of 57 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Adviser since April 1991.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 57 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 57 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since 2004; Chief Compliance Officer of the Adviser from 2004 until June 2021. He is an officer of 56 investment companies (comprised of 117 portfolios) managed by the Adviser. He is 64 years old.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust. She is an officer of 49 investment companies (comprised of 122 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 53 years old and has been an employee of the Distributor since 1997.

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For More Information

BNY Mellon Large Cap Equity Fund

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street
New York, NY 10286

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Class A: DLQAX Class C: DEYCX Class I: DLQIX Class Y: DLACX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2022 BNY Mellon Securities Corporation 6535AR1221

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Ms. Gina France, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Ms. France is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $34,853 in 2020 and $34,853 in 2021.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $18,067 in 2020 and $7,080 in 2021. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2020 and $0 in 2021.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $6,446 in 2020 and $5,222 in 2021. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2020 and $6,737 in 2021.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2020 and $790 in 2021. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2020 and $0 in 2021.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $1,264,899 in 2020 and $3,095,435 in 2021.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

       Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a)       The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Investment Funds V, Inc.

By: /s/ David DiPetrillo

David DiPetrillo

President (Principal Executive Officer)

Date: February 18, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David DiPetrillo

David DiPetrillo

President (Principal Executive Officer)

Date: February 18, 2022

By: /s/ James Windels

James Windels

Treasurer (Principal Financial Officer)

Date: February 18, 2022

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)